Investor Presentation January 2026

Disclaimers and Forward-Looking Statements This investor presentation (this "presentation“) and any oral statements made in connection with this presentation are for information purposes only and do not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other securities of Aveanna Healthcare Holdings Inc. (including its consolidated subsidiaries, "Aveanna," the "Company," "we," "us" or "our"). The information contained herein does not purport to be all inclusive. The data contained herein has been derived from various internal and external sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of such information. Any data on past performance contained herein is not an indication as to future performance. Except as required by applicable law, Aveanna assumes no obligation to update the information in this presentation. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. This presentation is not intended for distribution to, or use by, any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No representation or warranty (whether express or implied) has been made by Aveanna with respect to the matters set forth in this presentation. Cautionary Note Regarding Forward-Looking Statements Certain matters discussed in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements (other than statements of historical facts) in this presentation regarding our prospects, plans, financial position, business strategy, expected financial and operational results, and any other future events may constitute forward-looking statements. Forward-looking statements generally can be identified by the use of terminology such as “believe,” “expect,” “anticipate,” “design,” “would,” “could,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “should,” “predict,” “project,” “potential,” “continue,” “guidance,” or the negatives of these terms or variations of them or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. Forward-looking statements involve a number of risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements, such as intense competition among home health, hospice and durable medical equipment companies, our ability to maintain relationships with existing patient referral sources, our ability to have services funded from third-party payers, including Medicare, Medicaid and private health insurance companies, including as a result of changes to Medicaid to be implemented under the One Big Beautiful Bill Act, changes to Medicare or Medicaid rates or methods governing Medicare or Medicaid payments, and the implementation of alternative payment models, including but not limited to Medicare Advantage, Managed Care Organization, managed Medicaid, and other forms of managed care, any downward pressure on reimbursement resulting from further proliferation of Medicare Advantage plans, our limited ability to control reimbursement rates received for our services, delays in collection or non-collection of our patient accounts receivable, particularly during the business integration process, or when transitioning between systems associated with clinical data collection and submission, as well as billing and collection systems, healthcare reform and other regulations, including risks related to the proposed rule issued for the home health prospective payment system by Centers for Medicare & Medicaid Services, changes in the case-mix of our patients, as well as payer mix and payment methodologies, any reduction in net reimbursement if we do not effectively implement value-based care programs, the possibility that our business, financial condition and results of operations may be materially adversely affected by public health emergencies, such as a pandemic or other infectious disease outbreak, shortages in qualified employees and management and competition for qualified personnel, any failure to maintain the security and functionality of our information systems or to defend against or otherwise prevent a cybersecurity attack or breach, our substantial indebtedness, which increases our vulnerability to general adverse economic and industry conditions and may limit our ability to pursue strategic alternatives and react to changes in our business and industry, our ability to identify, obtain financing for, acquire and integrate strategic and accretive businesses or assets, risks related to legal proceedings, claims and governmental inquiries given that the nature of our business exposes us to various liability claims, which may exceed the level of our insurance coverage and other risks set forth under the heading “Risk Factors” in Aveanna’s Annual Report on Form 10-K for its 2024 fiscal year filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2025, which is available atwww.sec.gov, as well as under similar headings in Aveanna’s subsequently filed Quarterly Reports on Form 10-Q and other filings with the SEC. In addition, these forward-looking statements necessarily depend upon assumptions, estimates and dates that may prove to be incorrect or imprecise. Accordingly, forward-looking statements included in this presentation do not purport to be predictions of future events or circumstances, and actual results may differ materially from those expressed by forward-looking statements. All forward-looking statements speak only as of the date made, and Aveanna undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Industry and Market Data Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Aveanna has not independently verified the information and data obtained from third party sources and cannot assure you of such data’s accuracy or completeness. Management estimates are derived from publicly available information released by third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. Any industry forecasts are based on data (including third-party data), models and experience of various professionals and are based on various assumptions, all of which are subject to change without notice. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate, and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described in “Cautionary Note Regarding Forward-Looking Statements.” These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. Non-GAAP Financial Measures This presentation includes various performance indicators and non-GAAP financial measures that we use to help us evaluate our business, identify trends affecting our business, formulate business plans, and make strategic decisions. EBITDA, Adjusted EBITDA, Normalized Adj EBITDA, Free Cash Flow, and pro forma presentations of the foregoing are financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Definitions of such non-GAAP measures and reconciliations to their nearest comparable GAAP measures can be found in the Appendix to this presentation. Any non-GAAP financial measures used in this presentation are in addition to, and not meant to be considered superior to, or a substitute for, the Company’s financial statements prepared in accordance with GAAP. Additional information with respect to Aveanna is contained in its filings with the SEC and is available at the SEC's website, www.sec.gov, and on Aveanna's website, www.aveanna.com

Debbie Stewart Principal Accounting Officer Jeff Shaner Chief Executive Officer CEO of Aveanna since 2023 Instrumental in formation of Aveanna Healthcare Chief Operating Officer of Aveanna Healthcare since 2017 Chief Operating Officer of PSA Healthcare since 2015 Former SVP, President of Operations of Gentiva Health Services Former President of Gentiva Health Services’ Hospice Division CFO of Aveanna since 2023 Integral to Aveanna’s financial structure since inception Senior Vice President of Finance for Aveanna Healthcare since 2016 Leads the Company’s Investor Relations Group Former Vice President of Finance of PSA Healthcare since 2015 Principal Accounting Officer of Aveanna since 2023 Vice President of Accounting and Controller of Aveanna since 2021 Leads the Company’s Accounting, Tax, SEC Reporting and Internal Audit teams Former Assurance Senior Manager of Ernst & Young Certified Public Accountant since 2009 Matt Buckhalter Chief Financial Officer Leadership Presenters

Aveanna Overview 2025 Guidance Key Operating Statistics (3) $2.425b - $2.445b Revenue 33.7% Gross Margin(1) $318m - $322m Adjusted EBITDA 366 Locations 38 States 29,000 Caregivers 45m Homecare Hours(2) 93 Preferred Payors ___________________________ 1. 2025 Gross Margin for the nine-month period ended September 27, 2025 2. PDS Hours Annualized as of September 27, 2025 3. As of September 27, 2025 ($ in millions) 10.3% CAGR By The Numbers Payor Mix (3) 2020 – 2025 Revenue Growth National Footprint No single payor contributes more than 10% of total revenue

Melia and Mom Heather Valerie Aveanna's Transformative Homecare Platform Preferred Payor Partnerships Government Affairs Strategy Scaled National Platform Technology and Data Driven Results Reduction in Total Cost of Care  Our advanced homecare platform positions us to improve outcomes with data-driven results and introduce value-based agreements that deliver exceptional value to our partners. Improved Clinical Outcomes

Aveanna's Transformative Homecare Platform PDS Preferred Payors State Rate Increases Home Health Episodic Mix Value-based Agreements Continued substantial progress as demonstrated by key performance metrics. (1) ___________________________ 1. See Disclaimers and Forward-looking Statements slide. Projected Projected Projected Projected +

Melia and Mom Heather Valerie Our future opportunity will continue to provide enhanced value that is driven by our significant investment in our value-based national homecare platform.  Aveanna's Transformative Homecare Platform Value-based Organic Growth Risk-based Growth Core Organic Growth Scaled national platform drives growth Payor partnerships underpinned by shared value creation Government agencies shifting programs and reimbursement to homecare Data and outcomes that define value and savings Capitating risk and population health management  Strategic tuck-in acquisitions that strengthen our offerings to key payor and government partners M&A 3 – 4% 2 – 3% 1 – 2% 1 – 1.5% 1 – 1.5% 7 – 10% ___________________________ 1. See Disclaimers and Forward-looking Statements slide. Long-term Growth Rate (1)

Valerie Melia and Mom Heather Aveanna Business Segments

Private Duty Services Segment Financial Highlights Key Operating Statistics (4) $1,947m Net Revenue1 26% – 28% Gross Margin2 3% – 5% Organic Growth Rate3 257 Locations 29 States 39,000 Patients on Service 56% % of PP Volume Preferred Payors 30 Preferred Payor Partnerships underpinned by enhanced rates and value-based agreements Defined Government Affairs Strategy in every state Scaled National Recruiting Platform to accelerate     caregiver hiring Technology and Data-Driven Outcomes that support     value-based agreements Strategic M&A tuck in opportunities in key states ___________________________ 1. 2025 revenue annualized as of September 27, 2025. 2. Management’s target for gross margin percentages over time. 3. Management’s target for total organic revenue growth rate over time. 4. As of September 27, 2025 One Nurse – One Patient Full Time & Per Diem Caregivers Paid by the Hour Longer Length of Stay Patient Demand Exceeds Caregiver Supply Services Delivered in the Comfort of the Patient's Home By The Numbers Key Items

Home Health & Hospice Segment Financial Highlights Key Operating Statistics (4) Locations States Patients on Service Episodic Mix Preferred Payors $239m Net Revenue1 50% – 52% Gross Margin2 5% – 7% Organic Growth Rate3 82 15 13,850 45 Home Health Geriatric Patient Population Intermittent Services  Shorter Length of Stay Value-based Care Component RN, PT, OT, SLP, SW, and HHA Hospice Geriatric Patient Population Per Diem Reimbursement  End-of-life Care / Support ___________________________ 1. 2025 revenue annualized as of September 27, 2025. 2. Management’s target for gross margin percentages over time. 3. Management’s target for total organic revenue growth rate over time. 4. As of September 27, 2025 76% HH Preferred Payors defined as episodic agreements Caregiver Capacity aligned with Preferred Payors Episodic Payor Agreements and value-based payments driven by CMS Star Ratings  Organic growth initiatives that support the Preferred Payor strategy By The Numbers Key Items

Medical Solutions Segment Financial Highlights Key Operating Statistics (4) States we deliver to Patients on Service Preferred Payors $175m Net Revenue1 42% – 44% Gross Margin2 8% – 10% Organic Growth Rate3 27 30,300 18 Nutritional Support – Enteral Product, Equipment, and Supplies Provided to Pediatric, Adult, and Geriatric Patients 24-hour Clinical Support Longer Length of Stay Leading National Enteral Provider  ___________________________ 1. 2025 revenue annualized as of September 27, 2025. 2. Management’s target for gross margin percentages over time. 3. Management’s target for total organic revenue growth rate over time. 4. As of September 27, 2025 Preferred Payor Contracts provide in-network patient support at favorable rates Enhanced AMS Model driving need to refine our payor network with focus on Preferred Payors Nationally-Scaled Enteral Provider Strong Patient Demand drives growth trends Symbiotic relationship with PDN services Key Items By The Numbers 2 – 3 Years Avg. Case Length Rate / UPS ~$483

Scaled Platform Built for Driving Growth and Enhancing Value

Fragmented Home Care Markets Support Sustainable Growth $20bn Legacy Pediatric Focus Personal Care $18.0bn Annual U.S. Healthcare Spend $4.5tn Therapy $6.0bn Enteral Nutrition $3.0bn Therapy $7.0bn Private Duty Nursing $10.0bn Hospice $23.0bn $99bn Addressable Adult Opportunity TAM Estimated annual growth from 2023-2028 $119bn ~4% Untapped PDN demand with only a fraction of children and adults getting needed care Family caregiver program expansion Expanding insurance coverage for Medicaid beneficiaries Our Market Opportunity Home Health $58.0bn ___________________________ Source: 2022 Third party consulting report, management estimates.

Q3 2025 Financial Performance: Summary Results PDS Q3 2025 revenue growth of 25.6% from Q3 2024, driven by 11.8 million hours of care or 12.9% YOY volume increase MS gross margin improvement of 140 bps as of the nine months ended September 27, 2025, compared to the same period 2024, driven by modernization efforts HHH Q3 2025 revenue growth of 15.3% from Q3 2024, driven by 12,900 total episodes or 14.2% YOY volume increase Operating Cash Flow of positive $76.1m and Free Cash Flow of positive $86.2m (2) as of the nine months ended September 27, 2025   $ in millions Q3 2024 Q3 2025 Y/Y% Change Revenue $509.0 $621.9 22.2% Gross Margin $159.7 $202.8 27.0% Adjusted EBITDA(1) $47.8 $80.1 67.5% 31.4% 32.6% 26.8% 29.0% 53.9% 53.3% 45.6% 45.0% Gross Margin % ___________________________ 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for a reconciliation to the most comparable GAAP measure 2. Free Cash Flow is a non-GAAP financial measure. See Appendix for a reconciliation to the most comparable GAAP measure Consolidated Results Key Highlights Revenue and Gross Margin % by Segment $ in millions

Financial Performance: Capital Structure Liquidity of $478.7m, comprised of the following: $145.9m cash on balance sheet $227m revolver availability $105.8m securitization availability Undrawn revolver $23m in outstanding letters of credit Total variable rate debt of $1,490m, consisting of: First Lien: $1,325m (S + 3.75%) Securitization: $165.0m (S + 2.50%) Interest rate hedges in place: $520m notional interest rate swap (expires June 2026) $880m notional, 3% interest rate cap (expires February 2027) ___________________________ 1. As of nine months ended September 27, 2025 2. Free Cash Flow is a non-GAAP financial measure. See Appendix for a reconciliation to the most comparable GAAP measure Cash provided by operating activities of $76.1m Free cash flow of $86.2m(2) Liquidity(1) Cash Flow(1) Indebtedness and Hedging(1)

Updated 2025 Guidance Previous Revenue Guidance: Greater than $2.375 billion Increased 2025 Revenue Guidance to a range of: $2.425 billion to $2.445 billion ___________________________ See appendix for reconciliation of guidance Net Income to Adjusted EBITDA for the fiscal year ended January 3, 2026 Adjusted EBITDA Revenue Previous Adjusted EBITDA Guidance: Greater than $300 million Increased 2025 Adjusted EBITDA Guidance to a range of: $318 million to $322 million

2025 Guidance Adjusted EBITDA Bridge ___________________________ (1) See Appendix for reconciliation of guidance net income to Adjusted EBITDA and Normalized Adjusted EBITDA for the fiscal year ended January 3, 2026. (2) Represents the midpoint of the guidance Adjusted EBITDA range for the fiscal year ended January 3, 2026. (3) Represents (i) reimbursement received in the three-month period ended March 29, 2025, related to certain rate increases applied retroactively for services provided since July 1, 2024, for which there is no associated wage pass-through reflected in cost of revenue, excluding depreciation and amortization, and (ii) improved collections on previously reserved patient accounts receivable. (4) Represents (i) reimbursement received in the three-month period ended June 28, 2025 related to certain rate increases applied retroactively for services provided since July 1, 2024 and January 1, 2025, for which there is no associated wage pass-through reflected in cost of revenue, excluding depreciation and amortization, (ii) annual value-based payment true-up related to prior year results, and (iii) improved collections on previously reserved patient accounts receivable.

2026 Guidance 2026 Revenue Guidance range of: $2.54 billion to $2.56 billion 2026 Adjusted EBITDA Guidance range of: $318 million to $322 million ___________________________ Consistent with prior practice, we are not providing guidance on net income for fiscal year 2026 (year ending January 2, 2027) at this time due to the volatility of certain required inputs that are not available without unreasonable efforts, including future fair value adjustments associated with our interest rate swaps and caps See appendix for reconciliation of Net Income to Adjusted EBITDA for the fiscal years ended December 31, 2022, December 30, 2023, and December 29, 2024. See appendix for reconciliation of guidance Net Income to Adjusted EBITDA and Normalized Adjusted EBITDA for the fiscal year ended January 3, 2026. Adjusted EBITDA CAGR (2)(3) Revenue & Adjusted EBITDA Guidance (1) 25.5% CAGR ($ in millions)

Path Forward: Strategic and Operational Focus on Driving Shareholder Value Value-based Growth Enhanced Capital Structure Core Organic Growth

Appendix

Non-GAAP Measures Non-GAAP Financial Measures In addition to our results of operations prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), we also evaluate our financial performance using EBITDA, Adjusted EBITDA, Normalized Adjusted EBITDA, Field contribution and Field contribution margin, Free cash flow, and Net leverage. Given our determination of adjustments in arriving at our computations, these non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as substitutes or alternatives to net income or loss, revenue, operating income or loss, cash flows from operating activities, total indebtedness, gross margin, gross margin percentage or any other financial measures calculated in accordance with GAAP. Each non-GAAP measure should be viewed in addition to our reported results prepared in accordance with U.S. GAAP. EBITDA, Adjusted EBITDA and Normalized Adjusted EBITDA EBITDA, Adjusted EBITDA, and Normalized Adjusted EBITDA are non-GAAP financial measures and are not intended to replace financial performance measures determined in accordance with U.S. GAAP, such as net income or loss. Rather, we present EBITDA, Adjusted EBITDA, and Normalized Adjusted EBITDA as supplemental measures of our performance. We define EBITDA as net income or loss before interest expense, net; income tax expense or benefit; and depreciation and amortization. We define Adjusted EBITDA as EBITDA, adjusted for the impact of certain other items that are either non-recurring, infrequent, non-cash, unusual, or items deemed by management to not be indicative of the performance of our core operations, including impairments of goodwill, intangible assets, and other long-lived assets; non-cash, share-based compensation and associated employer payroll taxes; loss on extinguishment of debt; fees related to debt modifications; the effect of interest rate derivatives; acquisition-related and integration costs; legal costs and settlements associated with acquisition matters; restructuring costs; other legal matters; and other system transition costs, professional fees and other costs. We define Normalized Adjusted EBITDA as Adjusted EBITDA, further adjusted for (i) reimbursement received in the period presented related to certain rate increases applied retroactively for services provided in a prior period, for which there is no associated wage pass-through reflected in cost of revenue, excluding depreciation and amortization, (ii) annual value-based payment true-up related to prior year results, and (iii) improved collections on previously reserved patient accounts receivable. As non-GAAP financial measures, our computations of EBITDA, Adjusted EBITDA and Normalized Adjusted EBITDA may vary from similarly termed non-GAAP financial measures used by other companies, making comparisons with other companies on the basis of this measure impracticable. Management believes our computations of EBITDA, Adjusted EBITDA and Normalized Adjusted EBITDA are helpful in highlighting trends in our core operating performance. In determining which adjustments are made to arrive at EBITDA, Adjusted EBITDA and Normalized Adjusted EBITDA, management considers both (1) certain non-recurring, infrequent, non-cash or unusual items, which can vary significantly from year to year, as well as (2) certain other items that may be recurring, frequent, or settled in cash but which management does not believe are indicative of our core operating performance. We use EBITDA, Adjusted EBITDA, and Normalized Adjusted EBITDA to assess operating performance and make business decisions. We have incurred substantial acquisition-related costs and integration costs. The underlying acquisition activities take place over a defined timeframe, have distinct project timelines and are incremental to activities and costs that arise in the ordinary course of our business. Therefore, we believe it is important to exclude these costs from our Adjusted EBITDA and Normalized Adjusted EBITDA because it provides management a normalized view of our core, ongoing operations after integrating our acquired companies, which we believe is an important measure in assessing our performance.

Reconciliation of Net Income to Adjusted EBITDA ___________________________ 1-7 and A: Please see our financial filings (10K, 10Q) for 2023, 2024 and Q3 2025 for further description of the nature of these items

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow

Reconciliation of Guidance Net Income to Adjusted EBITDA and Normalized Adjusted EBITDA (1) Income tax benefit is driven by the anticipated partial release of a deferred tax asset valuation allowance during the fiscal year ended January 3, 2026. (2) Represents valuation adjustments and settlements associated with interest rate derivatives that are not included in interest expense, net. (3) Represents transaction costs incurred in connection with planned, completed, or terminated acquisitions, which include investment banking fees, legal diligence and related documentation costs, and finance and accounting diligence and documentation. (4) Represents (i) costs associated with our Integration Management Office, which focuses on our integration efforts and transformational projects such as systems conversions and implementations, material cost reduction and restructuring projects, among other things, of approximately $1.7 million to $1.8 million; and (ii) transitionary costs incurred to integrate acquired companies into our field and corporate operations of approximately $5.5 million to $6.4 million. Transitionary costs incurred to integrate acquired companies include IT consulting costs and related integration support costs; salary, severance and retention costs associated with duplicative acquired company personnel until such personnel are exited from the Company; accounting, legal and consulting costs; expenses and impairments related to the closure and consolidation of overlapping markets of acquired companies, including lease termination and relocation costs; costs associated with terminating legacy acquired company contracts and systems; and one-time costs associated with rebranding our acquired companies and locations to the Aveanna brand. (5) Represents legal and forensic costs, as well as settlements associated with resolving legal matters arising during or as a result of our acquisition-related activities. This primarily includes (i) costs of approximately $2.8 million to $3.0 million to comply with the U.S. Department of Justice, Antitrust Division’s grand jury subpoena related to nurse wages and hiring activities in certain of our markets, in connection with a terminated transaction. (6) Represents costs associated with restructuring our branch and regional administrative footprint as well as our corporate overhead infrastructure costs in order to appropriately size our resources to current volumes, including: (i) branch and regional salary and severance costs; (ii) corporate salary and severance costs; and (iii) rent and lease termination costs associated with the closure of certain office locations. (7) Represents activity related to accrued legal settlements and the related costs and expenses associated with certain judgments and arbitration awards rendered against us where certain insurance coverage is in dispute. We released a legal reserve related to a certain accrued legal settlement during the period presented. (8) Represents other costs or (income) that are either non-cash or non-core to the our ongoing operations. (9) Represents (i) reimbursement received in the three-month period ended March 29, 2025 related to certain rate increases applied retroactively for services provided since July 1, 2024 for which there is no associated wage pass-through reflected in cost of revenue, excluding depreciation and amortization, and (ii) improved collections on previously reserved patient accounts receivable. (10) Represents (i) reimbursement received in the three-month period ended June 28, 2025 related to certain rate increases applied retroactively for services provided since July 1, 2024 and January 1, 2025, for which there is no associated wage pass-through reflected in cost of revenue, excluding depreciation and amortization, (ii) annual value-based payment true-up related to prior year results, and (iii) improved collections on previously reserved patient accounts receivable. 25